Filed pursuant to Rule 497(e)

File Nos. 33-36528 and 811-6161

ALLIANZ FUNDS

Supplement Dated April 16, 2010

to the Statutory Prospectus for Class A, B, C and R Shares of Allianz Funds

Dated November 1, 2009,

the Statutory Prospectus for Institutional Class, Class P, Administrative Class and Class D Shares of

Allianz Funds

Dated November 1, 2009 and

the Statement of Additional Information

Dated November 1, 2009

As of April 9, 2010, series of PIMCO Equity Series, a new trust managed by an affiliate of the Investment Adviser, are available for purchase by the public as part of the same fund complex with the Funds. Going forward, series of PIMCO Equity Series will be included with other Allianz-sponsored funds for purposes of exchangeability, rights of accumulation and other privileges available to shareholders of the Funds. Accordingly, effective immediately, changes are made throughout the Prospectus to add “PIMCO Equity Series” to lists that include “other series of Allianz Funds” (or phrases of similar effect), “Allianz Funds Multi-Strategy Trust” and “PIMCO Funds” for purposes of enumerating shareholders’ rights and privileges with respect to exchanges, purchases, redemptions, distributions and other actions regarding other funds in the fund complex.

Corresponding changes are hereby made to the Allianz Funds Statement of Additional Information.